UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021 (March 5, 2021)

HEALTHCARE TRUST OF AMERICA, INC.

HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Maryland (Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware (Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s telephone number, including area code)

www.htareit.com

(Internet address)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐ Emerging growth company
Healthcare Trust of America Holdings, LP	☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2021, Healthcare Trust of America, Inc. (NYSE:HTA) (“HTA”) and Healthcare Trust of America Holdings, LP, HTA’s operating partnership (the “Operating Partnership”), entered into 10 equity distribution agreements (the “Equity Distribution Agreements”), each among HTA and the Operating Partnership, on the one hand, and, respectively, (i) Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, (ii) BMO Capital Markets Corp. and Bank of Montreal, (iii) Jefferies LLC, (iv) J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, (v) BofA Securities, Inc. and Bank of America, N.A., (vi) MUFG Securities Americas Inc. and MUFG Securities EMEA plc, (vii) Morgan Stanley & Co. LLC, (viii) Capital One Securities, Inc., (ix) BTIG, LLC and (x) Scotia Capital (USA) Inc. and The Bank of Nova Scotia (collectively, the “Agents”), on the other hand, in connection with an offering of shares of Class A common stock of HTA (the “Shares”) from time to time having an aggregate offering price of up to $750,000,000 (the “Equity Program”).

Concurrently with entry into the Equity Distribution Agreements, as a part of the Equity Program, HTA also entered into eight master forward confirmations (the “Master Forward Confirmations”), each between HTA, on the one hand, and, respectively, (i) Wells Fargo Bank, National Association, (ii) Bank of Montreal, (iii) Jefferies LLC, (iv) JPMorgan Chase Bank, National Association, (v) Bank of America, N.A., (vi) MUFG Securities EMEA plc, (vii) Morgan Stanley & Co. LLC, and (viii) The Bank of Nova Scotia (collectively, the “Forward Purchasers”), on the other hand, pursuant to which HTA also may enter into forward sale agreements under the Master Forward Confirmations. In connection therewith, the relevant Forward Purchaser will, at HTA’s request, borrow from third parties and, through the relevant Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

Sales to the public under the Equity Program are anticipated to be made primarily in transactions that are deemed to be “at-the-market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Sales may also be made in negotiated transactions. HTA intends to use any proceeds from the Equity Program for general corporate purposes, including, without limitation, funding future acquisitions, working capital, share repurchases and repayment of debt. The Shares will be offered under the Registration Statement on Form S-3ASR (File No. 333-253600) (the “Registration Statement”), effective February 26, 2021. Subsequent to December 31, 2020 and through the date of this filing, HTA has not issued any additional Shares pursuant to either the aforementioned Equity Program or any previously active “at-the-market” equity program.

The foregoing description of the Equity Distribution Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Distribution Agreements, which are each substantially in the form of the Equity Distribution Agreements attached hereto as Exhibit 1.1 through Exhibit 1.10 and the terms of which are incorporated herein by reference.

The foregoing description of the Master Forward Confirmations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Forward Confirmations, which are each substantially in the form of the Master Forward Confirmations attached hereto as Exhibit 1.11 through Exhibit 1.18 and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, on the other hand.

1.2	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and BMO Capital Markets Corp. and Bank of Montreal, on the other hand.

1.3	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and MUFG Securities Americas Inc. and MUFG Securities EMEA plc, on the other hand.

1.4	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, on the other hand.

1.5	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and BofA Securities, Inc. and Bank of America, N.A., on the other hand.

1.6	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Jefferies LLC, on the other hand.

1.7	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Morgan Stanley & Co. LLC on the other hand.

1.8	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Capital One Securities, Inc., on the other hand.

1.9	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and BTIG, LLC, on the other hand.

1.10	Equity Distribution Agreement, dated March 5, 2021, by and among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, on the one hand, and Scotia Capital (USA) Inc. and The Bank of Nova Scotia, on the other hand.

1.11	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and JPMorgan Chase Bank, National Association.

1.12	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and Bank of Montreal.

1.13	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and MUFG Securities EMEA plc.

1.14	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and Wells Fargo Bank, National Association.

1.15	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and Bank of America, N.A.

1.16	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and Jefferies LLC.

1.17	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and Morgan Stanley & Co. LLC.

1.18	Master Forward Confirmation, dated March 5, 2021, between Healthcare Trust of America, Inc. and The Bank of Nova Scotia.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: March 8, 2021	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: March 8, 2021	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman